UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

SPX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	88-3567996 (IRS Employer Identification No.)

6325 Ardrey Kell Road, Suite 400

Charlotte, North Carolina   28277

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (980) 474-3700

Not Appicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported in the Form 8-K of SPX Technologies, Inc. (the “Company”) filed on April 27, 2023, SPX Enterprises, LLC (“SPX Enterprises”), a wholly owned subsidiary of the Company, as the U.S. borrower, entered into an Incremental Facility Activation Notice (the “Incremental Amendment”) with Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto, which amends the Amended and Restated Credit Agreement, dated as of August 12, 2022, among the Company, as parent, SPX Enterprises, as the U.S. borrower, the foreign subsidiary borrowers party thereto, the lenders party thereto, Deutsche Bank AG, as foreign trade facility agent, and the Administrative Agent. The Incremental Amendment is filed as Exhibit 10.1 hereto.

As previously reported in the Form 8-K of the Company filed on May 4, 2023, SPX Enterprises and SPX Electric Heat, Inc., a wholly owned subsidiary of SPX Enterprises (“Merger Sub”), entered into an Agreement and Plan of Merger dated as of April 28, 2023 (the “Merger Agreement”) with ASPEQ Parent Holdings, Inc., a Delaware corporation (“ASPEQ”), and Industrial Growth Partners V, L.P., as representative of the stockholders of ASPEQ (the “Representative”), providing for the acquisition by SPX Enterprises of ASPEQ. The Merger Agreement is filed as Exhibit 10.2 hereto. The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of the Merger Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Merger Agreement and information regarding the subject matter thereof may change after the date of the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, ASPEQ or their respective businesses as of the date of the Merger Agreement or as of any other date. Investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were made only as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to investors in the Company’s securities.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description

10.1	Incremental Facility Activation Notice dated as of April 21, 2023 among SPX Enterprises, LLC, as the U.S. Borrower, Bank of America, N.A., as the Administrative Agent, and the 2023 Incremental Term Loan Lenders party thereto
10.2	Agreement and Plan of Merger, dated as of April 28, 2023, by and among, SPX Enterprises, LLC, SPX Electric Heat, Inc., ASPEQ Parent Holdings, Inc., and Industrial Growth Partners V, L.P
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: August 1, 2023	By:	/s/ JOHN W. NURKIN
JOHN W. NURKIN
Vice President, General Counsel and Secretary

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